UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 11, 2011

Service Corporation International
(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway Houston, Texas	77019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of Service Corporation International (the “Company”) held on May 11, 2011, shareholders approved (i) the Company’s Amended and Restated Incentive Plan, including an increase of 10 million shares authorized under such plan, and (ii) the Company’s Amended and Restated Director Fee Plan, including an increase of 500,000 shares authorized under such plan.  A detailed summary of each plan is set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on April 1, 2011 (the “Proxy Statement”).  The description of each plan in the Proxy Statement is qualified in its entirety by reference to the full text of each plan; a copy of the Company’s Amended and Restated Incentive Plan was filed as Annex B to the Proxy Statement and a copy of the Company’s Amended and Restated Director Fee Plan was filed as Annex C to the Proxy Statement, and such Annexes B and C are incorporated by reference as exhibits to this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 11, 2011, Service Corporation International (“SCI”) held an annual meeting of shareholders and the shareholders voted on six proposals as set forth below.

Proposal 1: Election of Directors.

The shareholders cast their votes as follows and elected four directors.

		Votes
	Votes	Against/	Broker
Nominee	For	Withheld	Abstentions	Non-Votes

Thomas L. Ryan	196,336,333	1,428,546	0	20,978,082
Malcolm Gillis	194,944,071	2,820,808	0	20,978,082
Clifton H. Morris, Jr.	195,817,515	1,947,364	0	20,978,082
W. Blair Waltrip	196,231,057	1,533,822	0	20,978,082

Proposal 2:  Approval of the selection of PricewaterhouseCoopers LLP as the Company’s registered public accounting firm for fiscal 2011.

The shareholders approved the proposal by casting their votes as follows.

Votes For 216,119,876	Votes Against 2,484,541	Abstentions 138,544	Broker Non-Votes 0

Proposal 3: Approval of the Company’s Amended and Restated Incentive Plan.

The shareholders approved the proposal by casting their votes as follows.

Votes For 124,298,379	Votes Against 73,236,161	Abstentions 230,339	Broker Non-Votes 20,978,082

Proposal 4: Approval of the Company’s Amended and Restated Director Fee Plan.

The shareholders approved the proposal by casting their votes as follows.

Votes For 192,166,550	Votes Against 5,345,134	Abstentions 253,195	Broker Non-Votes 20,978,082

Proposal 5: Advisory Vote to Approve Named Executive Officer Compensation.

The shareholders approved the proposal by casting their votes as follows.

Votes For 192,346,446	Votes Against 5,165,971	Abstentions 252,462	Broker Non-Votes 20,978,082

Proposal 6: Frequency of Advisory Vote to Approve Named Executive Officer Compensation.

The shareholders cast their votes as follows.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
167,172,009	2,203,265	21,267,466	852,402	20,978,082

In accordance with such vote, the Company has decided to include annually an advisory shareholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of shareholder votes on the compensation of executives.

Item 9.01 Exhibits

Exhibit No.	Description

10.1	Amended and Restated Incentive Plan. (Incorporated by reference to Annex B to Proxy Statement for the 2011 annual meeting of shareholders).

10.2	Amended and Restated Director Fee Plan. (Incorporated by reference to Annex C to Proxy Statement for the 2011 annual meeting of shareholders).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 17, 2011	Service Corporation International

	By:	/s/ Gregory T. Sangalis
Gregory T. Sangalis
Senior Vice President General Counsel and Secretary